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                                                                   Exhibit 10.33

                    [LETTERHEAD OF ULTRA MOTORCYCLE COMPANY]



                           EXTENSION OF MATURITY DATE



I, Bill Whalen, hereby extend the maturity date of my amended and restated promissory note, dated January 27, 2000, in the sum of $156,638, from March 31, 2000, to March 31, 2001.



Date:  12/19/00                              /s/ William P. Whalen
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                                             Bill Whalen